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                                                                  EXHIBIT 10.1.1

                            CONSOLIDATED EDISON INC.

                        DEFERRED STOCK COMPENSATION PLAN

                            FOR NON-OFFICER DIRECTORS


                             EFFECTIVE JULY 1, 2002

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                                TABLE OF CONTENTS

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                                                                            Page
                                                                            ----
ARTICLE 1.  INTRODUCTION.......................................................1
ARTICLE 2.  DEFINITIONS........................................................1
ARTICLE 3.  ADMINISTRATION.....................................................3
ARTICLE 4.  SHARES SUBJECT TO PLAN.............................................3
ARTICLE 5.  ELIGIBILITY........................................................3
ARTICLE 6.  STOCK UNIT GRANTS..................................................3
ARTICLE 7.  STOCK UNITS AND ACCOUNTS...........................................4
ARTICLE 8.  VOLUNTARY DEFERRALS................................................6
ARTICLE 9.  BENEFICIARY DESIGNATION............................................7
ARTICLE 10. TAX WITHHOLDING....................................................7
ARTICLE 11. AMENDMENT, MODIFICATIONS, AND TERMINATION..........................7
ARTICLE 12. NOT A CONTRACT FOR CONTINUED SERVICE...............................8
ARTICLE 13. NONALIENABILITY....................................................8
ARTICLE 14. SUCCESSORS.........................................................8
ARTICLE 15. UNFUNDED STATUS....................................................8
ARTICLE 16. ACCOUNT STATEMENTS.................................................8
ARTICLE 17. GENERAL............................................................8

APPENDIX   A  - Deferral Election Form

           B  - Distribution Election Form

           C  - Beneficiary Designation Form

                                      - i -
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                            CONSOLIDATED EDISON INC.

                        DEFERRED STOCK COMPENSATION PLAN

                            FOR NON-OFFICER DIRECTORS

ARTICLE 1. INTRODUCTION

1.1 Establishment. Consolidated Edison Inc. (the "Company") terminated the Consolidated Edison Company of New York, Inc. Retirement Plan for Trustees ("Retirement Plan") and the Consolidated Edison, Inc. Restricted Stock Plan for Non-Employee Directors effective June 30, 2002, and hereby establishes the Consolidated Edison Inc. Deferred Stock Compensation Plan for Non-Officer Directors (the "Plan") for those Directors of the Company who are not employees or officers of the Company. The Plan allows Non-Officer Directors to defer receipt of cash compensation and to receive such deferred compensation in the form of Shares of Common Stock of the Company.

1.2 Purpose. The Plan is intended to advance the interests of the Company and its stockholders by providing a means to attract and retain qualified persons of superior talent, ability and achievement to serve as Non-Officer Directors, and to promote their ownership of a greater proprietary interest in the Company, thereby aligning such Directors' interests more closely with the interests of the Company's stockholders.

1.3    Effective Date. The Plan is effective as of July 1, 2002.

ARTICLE 2. DEFINITIONS

2.1 "Affiliate" means any company which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which also includes as a member the Company; any trade or business under common control (as defined in Code Section 414(c)) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o).

2.2 "Annual Meeting" means the annual meeting of the stockholders of the Company.

2.3    "Board" means the Board of Directors of the Company.

2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.5 "Committee" means the Nominating Committee of the Board, unless the Board designates another committee of the Board to administer the Plan.

2.6    "Company" means Consolidated Edison, Inc., its successors or assigns.

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2.7    "Compensation" means all or part of any board and committee chair retainer, and board and committee meeting fees payable to a Non-Officer Director in his or her capacity as a Non-Officer Director. Compensation shall not include any expenses paid directly through reimbursement.

2.8    "Common Stock" means the Company's common stock, $.10 par value.

2.9 "Deferral Election Form" means a written election to defer cash distribution of dividend equivalents, and/or to defer Compensation pursuant to the terms of the Plan (APPENDIX A).

2.10   "Director" means any member of the Board.

2.11 "Distribution Election Form" means a written election to distribute Stock Units pursuant to the terms of the Plan (APPENDIX B).

2.12   "Effective Date" means July 1, 2002.

2.13 "Fair Market Value" means, as of any specified date, the closing price of a Share in the Consolidated Reporting System as reported in the Wall Street Journal or in a similar readily available public source for the trading day immediately prior to the applicable transaction date. If no trading of Shares occurred on such date the closing price of a Share in such system as reported for the preceding day on which sales of Shares occurred shall be used.

2.14   "Grant" means a grant of Stock Units under this Plan.

2.15 "Non-Officer Director" means a Director of the Company who is not also an officer or employee of the Company or any of its subsidiaries or affiliates.

2.16 "Plan Participant" means a person who was a Non-Officer Director on July 1, 2002 or who becomes a Non-Officer Director thereafter, until his or her Termination of Service.

2.17 "Plan" means the Consolidated Edison, Inc. Deferred Stock Compensation Plan for Non-Officer Directors, as it may be amended from time to time.

2.18   "Service" means a Non-Officer Director's service on the Board.

2.19   "Shares" means shares of Common Stock.

2.20 "Stock Units" means the units in which a Non-Officer Director's Account is denominated. A Stock Unit is an unsecured obligation of the Company that is intended to represent the economic equivalent of one Share.

2.21 "Stock Unit Account" means the bookkeeping account established by the Company pursuant to Article 7 (Stock Units and Accounts).

2.22 "Subsidiary" means any corporation, partnership, joint venture, limited liability company, or other entity in which the Company owns securities or interests representing a majority of the aggregate voting power.

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2.23   "Termination of Service" means termination of Service as a Director.

ARTICLE 3. ADMINISTRATION

3.1 GENERAL. The Nominating Committee of the Board shall administer the Plan, unless the Board designates itself or another committee to administer the Plan. Except as may be limited by law, the articles of incorporation or by-laws of the Company, or the Plan, the Committee shall have full and final authority, power, and discretion to construe and interpret the Plan and any Grant, to make all rules, regulations and other determinations which may be necessary or advisable for the administration of the Plan. To the extent permitted by law, the Committee shall have the authority to delegate administrative duties to officers or Directors of the Company.

3.2 DECISIONS BINDING. All determinations and decisions made by the Committee under the Plan shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Plan Participants, and their respective estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO PLAN

4.1 Shares delivered pursuant to the Plan may include authorized but unissued shares, treasury shares, or shares that the Company may cause to be purchased on the market to satisfy its obligations under the Plan.

4.2 In the event of any stock split, re-capitalization, merger, consolidation, reorganization, or similar corporate transaction or event that affects Shares such that an adjustment is determined by the Board or Committee to be appropriate to prevent dilution or enlargement of Plan Participants' rights under the Plan, then the Board or Committee shall, in a manner that is proportionate to the change to the Share and is otherwise equitable, adjust the number or kind of Shares to be delivered upon settlement of Stock Unit Accounts under Article 7 (Stock Units and Accounts). Such decision made by the Board or Committee shall be conclusive and binding for all purposes of the Plan.

ARTICLE 5. ELIGIBILITY

5.1 Any person who is or who becomes a Non-Officer Director of the Company on or after the Effective Date shall be eligible to receive a benefit under the Plan.

ARTICLE 6. STOCK UNIT GRANTS

6.1 INITIAL ACCOUNT BALANCE. The Retirement Plan was terminated effective June 30, 2002. Each Non-Officer Director who was a participant in the Retirement Plan prior to June 30, 2002 and who became a Participant in this Plan on July 1, 2002, shall be granted Stock Units equal to the net accrued value of his or her benefit under the Retirement Plan as of June 30, 2002 as determined by the Company. The value of the accrued benefit is calculated using the actuarial present value of the accrued benefit under the Retirement Plan using an annual discount rate of five percent and using the 1983 Group Annuity Mortality Unisex Table. These Plan Participants no longer have a right to any benefits under the Retirement Plan.

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6.2    ADJUSTMENT GRANT. Each Non-Officer Director who became a Plan Participant in this Plan on July 1, 2002, shall be granted 400 Stock Units on July 1, 2002. These units represent the approximate value the Plan Participant would have accrued under the Retirement Plan from the date of conversion (June 30, 2002) through the end of 2002.

6.3 ANNUAL GRANTS. Commencing in calendar year 2003, each Plan Participant shall be granted 1,300 Stock Units on the first business day after each Annual Meeting. If a Non-Officer Director is first appointed as a member of the Board after the Annual Meeting, his or her first Annual Grant of Stock Units (rounded to the nearest one hundred Stock Units) shall be determined by multiplying 1,300 by the result from dividing the number of months before the next Annual Meeting by twelve. The Board upon recommendation of the Committee may change the Annual Grant.

6.4 AUTOMATIC DEFERRAL. The Stock Units granted pursuant to this Article 6 (Stock Unit Grants) shall be automatically deferred until the Plan Participant's Termination of Service.

ARTICLE 7. STOCK UNITS AND ACCOUNTS

7.1 ACCOUNTS. The Company shall create and maintain on its books one or more Stock Unit Accounts for each Plan Participant to which shall be credited all Stock Units that may be attributed to such Plan Participant from time to time in connection with (i) Grants of Stock Units pursuant to Article 6 (Stock Unit Grants), (ii) deferrals of Compensation by such Plan Participant pursuant to Article 8 (Voluntary Deferrals), or (iii) dividend equivalents pursuant to Section 7.3 of this Article. Accounts shall be maintained solely for accounting purposes and shall not require a segregation of any assets of the Company.

7.2 VESTING. Stock Units granted pursuant to Sections 6.1, 6.2, and 6.3, shall become vested upon the date of the Grant. Stock Units credited to a Plan Participant's Account by reason of his or her election to defer Compensation pursuant to Article 8 (Voluntary Deferrals) shall be vested as of the date the Compensation would have been paid. Stock Units resulting from the crediting of dividend equivalents to a Plan Participant's Account(s) pursuant to Section 7.3 shall be vested on the Dividend Payment Date.

7.3 DIVIDEND EQUIVALENTS. A. Dividend equivalents shall be earned on Stock Units and credited to a Plan Participant's Account as of any date (a "Dividend Payment Date") on which the Company pays any dividend on outstanding Shares (a "Dividend"). Such dividend equivalents shall be expressed as a number of Stock Units equal to:

        (i) The number of Stock Units credited to a Plan Participant's Account as of the record date for such Dividend multiplied by the value of the per share cash amount of the Dividend (or as determined by the Committee in the case of Dividends paid other than in cash),

        DIVIDED BY:

        (ii)  The Fair Market Value of a Share as of the Dividend Payment Date.

            B. All dividend equivalents earned on Stock Units whether resulting from Stock Unit Grants pursuant to Article 6 (Stock Unit Grants) or resulting from Voluntary Deferrals of

                                        4
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       Compensation pursuant to Article 8 (Voluntary Deferrals) shall be automatically deferred until the Plan Participant's Termination of Service to the Company, unless an election pursuant to Section 7.3C is timely made to receive some or all of the dividend equivalents in cash payments.

            C. An election to receive some or all of the dividend equivalents in cash payments must be made by December 31 of a calendar year by written notice filed with the Secretary of the Company on a form ("Deferral Election Form") furnished by the Company. (APPENDIX A - Part
       I). The election is valid for the following calendar year and remains in effect until modified or revoked by a new Deferral Election Form filed with the Secretary of the Company, which new Deferral Election Form shall take effect in the year following the year of receipt.

            D. An election to receive cash payments on dividend equivalents that may become payable to the Plan Participant on Stock Units prior to December 31, 2002 must be made before September 1, 2002 and such election remains in effect for dividends declared in subsequent calendar years until revoked or until a new Deferral Election Form is filed with the Secretary of the Company in accordance with Section 7.3C.

7.4    TIMING AND METHOD OF PAYMENT.

            A.   All payments on account of Stock Units shall be made in Shares.

            B. The Stock Units granted pursuant to Article 6 (Stock Unit Grants) shall be paid in Shares to a Plan Participant in a single one-time payment of Shares (rounded to the whole Share) as soon as practicable following his or her Termination of Service, except that the Plan Participant may elect to be paid his or her Shares in equal quarterly distributions for up to 10 years following the termination of his or her Service by filing with the Secretary of the Company a form ("Distribution Election Form") as set forth in APPENDIX B no later than December 31 of the year preceding such Plan Participant's Termination of Service. If this election is made, dividend equivalents shall continue to be earned on the remaining Stock Units in the Participant's Account until all Shares have been distributed. The dividend equivalents that are earned during this payment period shall be distributed as cash payments, regardless of any prior election to have dividend equivalents deferred and reinvested in Stock Units.

            C. The Stock Units resulting from deferrals of Compensation pursuant to Article 8 (Voluntary Deferrals) shall be deferred until Termination of Service except that the Plan Participant may elect to defer receipt of his or her Shares to the January 1 that is at least five years from the date on which the Stock Units were deferred by filing a Deferral Election Form (APPENDIX A - Part II) in accordance with the procedures set forth in Section 8.4. However, no deferral can extend longer than the Plan Participant's date of Termination of Service. Stock Units resulting from deferrals pursuant to Article 8 (Voluntary Deferrals) will be paid in Shares to a Plan Participant in a single one-time payment of Shares (rounded to the whole Share) as soon as practicable following the date specified in the Deferral Election Form or the date of his or her Termination of Service. If, however, a Plan Participant has elected to defer receipt until his or her Termination of Service, he or she may elect to be paid his or her Shares in equal quarterly distributions for up to 10 years following the termination of his or her Service by filing with the Secretary of the Company a form ("Distribution Election Form") as set forth in APPENDIX B no later than December 31 of the year preceding such Plan Participant's

                                        5
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       Termination of Service. If this election is made, dividend equivalents shall continue to be earned on the remaining Stock Units in the Participant's Account until all Shares have been distributed. The dividend equivalents that are earned during this payment period shall be distributed as cash payments regardless of any prior election to have dividend equivalents deferred and reinvested in Stock Units.

            D. The Stock Units resulting from dividend equivalent deferrals pursuant to Section 7.3 shall be paid in Shares (rounded to the whole Share) to a Plan Participant in accordance with Section 7.4B. above.

            E. The Committee may, in its discretion and to the extent consistent with laws and regulations, give effect to a Deferral Election Form or a Distribution Election Form that is not timely made.

ARTICLE 8. VOLUNTARY DEFERRALS

8.1 DEFERRAL ELECTION. A Plan Participant may elect to defer receipt of all or any specified portion of any Compensation that may become payable to him or her and to have such amounts credited to his or her Stock Unit Account in accordance with Section 7.1 of this Plan. In addition, Plan Participants retain the right to at any time defer receipt of all or any specified portion of any Compensation that may become payable to him or her into an interest-bearing account pursuant to the terms of the Deferred Compensation Plan for Members of the Board of Trustees of Consolidated Edison Company of New York, Inc. If no election to defer receipt of Compensation is made, Compensation will be paid currently and will be taxable.

8.2 DEFERRALS CREDITED TO ACCOUNT. Any Compensation deferred by a Plan Participant pursuant to this Article 8 (Voluntary Deferrals) shall be allocated to his or her Stock Unit Account and deemed to be invested in a number of Stock Units equal to (i) the amount of such Compensation DIVIDED BY (ii) the Fair Market Value of a Share on the date Compensation would otherwise have been paid.

8.3 PAYMENT AND DISTRIBUTION OF DEFERRALS. The timing and method of payment and distribution the Stock Units resulting from the voluntary deferral of compensation will be in accordance with Section 7.4C.

8.4    TIMING OF DEFERRAL ELECTION.

            A. A deferral election may be made by written notice filed with the Secretary of the Company on a Deferral Election Form (APPENDIX A -
       Part II):

            (i) on or before the September 1, 2002 (covering Compensation to be earned before the end of 2002);

            (ii) no more than 30 days after a Plan Participant is first elected or appointed to the Board (covering Compensation to be earned for the remainder of the year);

            (iii) on or before the end of any calendar year (covering
                  Compensation to be earned the following calendar year);

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            (iv)  on or before such other date or dates as may be approved in advance by the Committee (covering Compensation earned for such period or periods commencing after such other date as may be specified by the Committee).

            B. Any deferral election shall continue in effect until revoked or modified by a new Deferral Election Form filed with the Secretary of the Company. A Plan Participant who has revoked a deferral election may file a new Deferral Election Form to defer Compensation but it shall only relate to Compensation for Service to be rendered during the calendar year following the year in which such new Deferral Election Form is filed with the Secretary of the Company. Amounts credited to a Plan Participant's Account prior to the effective date of any revocation or modification of a deferral election shall not be affected by such revocation or modification.

ARTICLE 9. BENEFICIARY DESIGNATION

9.1 Each Plan Participant may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in the event of such Plan Participant's death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by such Plan Participant, shall be in a form (APPENDIX C) prescribed by the Company, and will be effective only when filed by the Plan Participant in writing with the Secretary of the Company during the Plan Participant's lifetime. In the absence of any such designation, or if such designated beneficiary or beneficiaries do not survive the Plan Participant, benefits remaining unpaid at the Plan Participant's death shall be paid to his or her estate.

ARTICLE 10. TAX WITHHOLDING

10.1 The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the Grant of any Stock Units, including, but not limited to (i) the withholding of delivery of certificates for Shares of Common Stock until the Plan Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes,
       (ii) the canceling of any number of Shares of Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold or (iii) withholding the amount due from any such Plan Participant's other compensation.

ARTICLE 11. AMENDMENT, MODIFICATIONS, AND TERMINATION

11.1 AMENDMENT, MODIFICATION, AND TERMINATION. Subject to the terms of the Plan, the Board may at any time, including retroactively, and from time to time, alter, amend, modify, suspend or terminate the Plan in whole or in part as it may deem advisable.

11.2 PRIOR GRANTS OF STOCK UNITS. Other than due to fluctuation in share price, no termination, amendment, or modification of the Plan shall adversely affect in any material way any prior Grant of Stock Units or any outstanding Stock Units or reduce the benefits of any Plan Participant who has previously terminated Service hereunder.

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ARTICLE 12. NOT A CONTRACT FOR CONTINUED SERVICE

12.1 Nothing contained in the Plan shall be deemed to confer upon any Plan Participant to whom Stock Units are or may be granted hereunder any right to remain a member of the Board or in any way limit the right of the Company's stockholders to terminate or fail to re-nominate or reelect any Plan Participant as a member of the Board.

ARTICLE 13. NONALIENABILITY

13.1 No Stock Unit Grant, nor any right to a payment of Stock Units under this Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, execution, levy or garnishment by creditors of the Plan Participant or the Plan Participant's beneficiary, other than (i) by will, (ii) by the laws of descent and distribution, or (iii) pursuant to a beneficiary designation in accordance with Article 9 (Beneficiary Designation).

ARTICLE 14. SUCCESSORS

14.1 All obligations of the Company under the Plan shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company. The Company and such successor shall be jointly and severally liable for all of the Company's obligations under the Plan.

ARTICLE 15. UNFUNDED STATUS

15.1 The interest of each Plan Participant in any Grant or Compensation under the Plan (and any Stock Units or Stock Unit Accounts relating thereto) shall be that of a general creditor of the Company. The Company shall at all times maintain Stock Unit Accounts, and Stock Units credited thereto as bookkeeping entries evidencing unfunded and unsecured general obligations of the Company.

ARTICLE 16. ACCOUNT STATEMENTS

16.1 At least once a year the Secretary of the Company will send the Plan Participant a statement of his or her account(s). This statement will include the account(s) balance and all activity since the last statement.

ARTICLE 17. GENERAL

17.1 NO STOCKHOLDER RIGHTS CONFERRED. Nothing contained in the Plan will confer upon a Plan Participant or beneficiary any rights of a stockholder of the Company, unless and until Shares are in fact issued or transferred to such Plan Participant or beneficiary in accordance with Article 6 (Stock Unit Grants).

17.2 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

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17.3   ARTICLES AND SECTIONS. Except where otherwise indicated by the context, any reference to an "Article" or "Section" shall be to an Article or Section of this Plan.

17.4 SEVERABILITY. If any part of the Plan is declared to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any part of the Plan so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such part of the fullest extent possible while remaining lawful and valid.

17.5 LEGAL COMPLIANCE. If the Company determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Grant of Stock Units or Deferral Election would violate any applicable provision of (i) federal or state securities laws or (ii) the listing requirements of any national securities exchange or national market system on which are then listed any of the Company's equity securities, then the Company may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date. If the Company deems necessary to comply with any applicable securities law, the Company may require a written investment intent representation by a Plan Participant and may require that a restrictive legend be affixed to certificates for Shares delivered pursuant to the Plan.

17.6 GOVERNING LAW. The Plan shall be construed in accordance with and governed by the laws of the State of New York.

17.7 The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Grant or to any Plan Participant or Beneficiary receiving a Grant.

APPENDIX

    A - Deferral Election Form

    B - Distribution Election Form

    C - Beneficiary Designation Form

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                                   APPENDIX A

                             DEFERRAL ELECTION FORM

Name:_______________________________________

Part I

FORM OF DIVIDEND PAYMENT FOR STOCK UNITS

To be completed by all Directors:

You may elect to receive the dividend equivalents on the stock units credited to you (either from grants of stock units or from your deferral of Compensation) pursuant to terms of the Consolidated Edison Inc. Deferred Stock Compensation Plan for Non-Officer Directors ("Plan") in cash or have them converted to additional stock units.

       ____ I elect to have _____%* of the dividend equivalents on my Deferred
            Stock Units paid in cash on the dates dividends are paid on the Company's common stock.

       ____ I elect to have _____%* of the dividend equivalents on my Deferred
            Stock Units re-invested as additional stock units. For each dividend, the number of additional stock units will be determined by dividing the re-invested dividend by the closing price of a share of common stock on the trading day immediately preceding the date that the dividend is payable. All dividend equivalent stock units will be deferred automatically until you terminate your Board service.

       *These percentages must total 100%.

Part II

CASH COMPENSATION DEFERRAL ELECTION

To be completed only by Directors opting to defer all or part of their cash compensation (retainer and meeting fees):

You may elect to defer receipt of all or a portion of your Board cash compensation (board and committee chair retainer, and board meeting and committee meeting fees) and to have the amount credited either to your stock units account under the Plan or to an interest-bearing account under the Deferred Compensation Plan for Members of the Board of Trustees of Consolidated Edison Company of New York, Inc. ("Deferred Compensation Plan"). All deferred compensation will be deferred until the date specified in your distribution election contained in the next section of this form.

       ____ I elect to defer receipt of _____% of my board and committee chair retainer and to have such amount credited as follows:

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         / / ____%** to my Stock Units Account

         / / ____%** to an Interest Account

       **These percentages must total 100%.

       ____ I elect to defer receipt of _____% of my board meeting and committee meeting fees and to have such amount credited as follows:

         / / ____%*** to my Stock Units Account

         / / ____%*** to an Interest Account

       ***These percentages must total 100%.

The number of stock units will be determined by dividing the amount of the compensation deferred by the closing price of a share of common stock on the trading day immediately preceding the date that the compensation is payable.

CASH COMPENSATION DEFERRAL DISTRIBUTION ELECTION*

To be completed only by Directors opting to defer all or part of their cash compensation (retainer and meeting fees):

Stock Units Account

The distribution of the cash compensation stock units account will be deferred in accordance with the following election:

       ____ I elect to have cash compensation stock units distributed on the termination of my Board service.

                                       or

       ____ I elect to have cash compensation stock units distributed on January
            1, 20__
        (A date that is at least 5 years from the date this form is signed or on the termination of my Board service, if earlier.)

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Interest Account

The distribution of the cash compensation interest account will be deferred in accordance with the following election:

       ____ I elect to have cash compensation interest account distributed on the termination of my Board service.

                                       or

       ____ I elect to have cash compensation interest account distributed on
            _________ ___, 20____
             (Month) (Day) (Year)
       (A date that is at least 1 year from the date this form is signed).

            -----------------------------------    ------------------
                       SIGNATURE                          DATE

NOTE: YOU MAY CHANGE YOUR ELECTION WITH RESPECT TO FUTURE DIVIDEND EQUIVALENTS AND COMPENSATION DEFERRAL. YOU WILL BE PROVIDED WITH A NEW ELECTION FORM PRIOR TO THE START OF EACH CALENDAR YEAR TO ALLOW YOU TO MAKE SUCH CHANGES.

       *PRIOR TO THE DISTRIBUTION DATE YOU HAVE ELECTED, OR THE TERMINATION OF YOUR BOARD SERVICE, YOU WILL BE PROVIDED AN OPPORTUNITY TO DESIGNATE HOW YOU WANT YOUR ACCOUNTS THAT ARE DEFERRED TO BE DISTRIBUTED.

                                   APPENDIX B

                           DISTRIBUTION ELECTION FORM

Name:______________________________________

Pursuant to the terms of The Consolidated Edison, Inc. Deferred Compensation Plan for Non-Officer Directors ("Plan") Stock Units granted to you have been automatically deferred until the termination of your Board service. In addition, you may have elected to defer receipt of dividend equivalents related to your Stock Units and to have such amounts credited to your Stock Units account. You also may have elected to defer all or part of your cash compensation (retainer and meeting fees) and to have such amounts credited to your Stock Units account and deferred until your termination of Board service. Your account will be distributed in whole Shares of Company Common Stock. You must now elect how you want your Stock Unit account distributed.

If you do not make an election, your account will be distributed to you in a single one-time distribution of whole Share as soon as practicable following the termination of your Board service. If you want to receive your distributions in equal quarterly payments for up to ten years, then you must elect the specific time period over which you want to receive your distribution. The dividend equivalents that you continue to earn on the Stock Units in your account will be distributed in cash.

This form must be filed with the Secretary of the Company no later than the December 31 of the year prior to the year of your termination of Board service.

DISTRIBUTION OF STOCK UNITS ACCOUNT

       ____ I elect to receive my Stock Units Account in a single one-time distribution as soon as practicable after my Board service termination date.

       ____ I elect to receive my Stock Unit Account in equal quarterly distributions over ____ years (a number no greater than ten) from my service termination date. Quarterly payments will be made on March 1, June 1, September 1, and December 1 of each year.


--------------------------------------            ----------------------------
        Signature                                            Date

                                   APPENDIX C

                          BENEFICIARY DESIGNATION FORM

Name:_________________________________

In accordance with the provisions of the Consolidated Edison Inc., Deferred Stock Plan for Non-Officer Directors, I hereby revoke any previous designations of primary beneficiary(ies) and contingent beneficiary(ies) (if any) and designate as primary beneficiary(ies) in the event of my death, the following:

                         PRIMARY BENEFICIARY DESIGNATION

                                                               DATE OF                                          SHARE
                 NAME                     RELATIONSHIP          BIRTH                   ADDRESS                   %
--------------------------------------- ----------------- ---------------- --------------------------------- -----------
--------------------------------------- ----------------- ---------------- --------------------------------- -----------

--------------------------------------- ----------------- ---------------- --------------------------------- -----------

--------------------------------------- ----------------- ---------------- --------------------------------- -----------

--------------------------------------- ----------------- ---------------- --------------------------------- -----------

--------------------------------------- ----------------- ---------------- --------------------------------- -----------
                                                                                         TOTAL                  100%
--------------------------------------- ----------------- ---------------- --------------------------------- -----------

Payment will be made in a one-time distribution of equal shares or all to the survivor unless otherwise indicated. In the event said primary beneficiary(ies) predecease(s) me, I designate as contingent beneficiary(ies) the following:

                       CONTINGENT BENEFICIARY DESIGNATION

                                                               DATE OF                                          SHARE
                 NAME                     RELATIONSHIP          BIRTH                   ADDRESS                   %
--------------------------------------- ----------------- ---------------- --------------------------------- -----------
--------------------------------------- ----------------- ---------------- --------------------------------- -----------

--------------------------------------- ----------------- ---------------- --------------------------------- -----------

--------------------------------------- ----------------- ---------------- --------------------------------- -----------

--------------------------------------- ----------------- ---------------- --------------------------------- -----------

--------------------------------------- ----------------- ---------------- --------------------------------- -----------
                                                                                         TOTAL                  100%
--------------------------------------- ----------------- ---------------- --------------------------------- -----------

Payment will be made in a one-time distribution of equal shares or all to the survivor unless otherwise indicated. If no beneficiary survives, the benefit will be paid to my estate.

Dated this ____ day of _________________ 20__


________________________________________________________________________________
Name - Please Print          (Address)        (City)       (State)         (Zip)


--------------------------------------------------
             (Signature)

                                                     SEND COMPLETED FORM TO:
DO NOT ATTEMPT TO ERASE OR                           Office of the Secretary
                                                     Consolidated Edison, Inc.
MAKE ANY CORRECTIONS; USE A NEW FORM                 4 Irving Place, Room 1618-S
                                                     New York, NY 10003